                                                           Exhibit 21.1



     Set forth below is a list of subsidiaries of the Registrant. Omitted from the following list are the names of particular subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary. Subsidiaries of subsidiaries are indented.


                                                                                        Jurisdiction
                                                                                             of
Name                                                                                    Incorporation
 ..Reliance Financial Services Corporation                                               Delaware
 ....Reliance Insurance Group, Inc.                                                      Delaware
 ......Reliance Corporate Services Inc.                                                  Delaware


 ....Reliance Insurance Company                                                          Pennsylvania
                                                                                        Delaware
                       SEE ANNEX 1 FOR RELIANCE INSURANCE SUBSIDIARIES
 ..Reliance Development Group, Inc.                                                      Delaware

                                      SEE ANNEX 2 FOR REAL ESTATE SUBSIDIARIES

 ..Leasco Intercontinental N.V.                                                          Neth. Antilles
 ..LCEC Corporation                                                                      Delaware
 ..Reliance Protective Services, Inc.                                                    Delaware
 ..Reliance General Services, Inc.                                                       Delaware
 ..Convenience & Safety Corporation                                                      Delaware
 ....CSC of Washington, D.C., Inc.                                                       D.C.

                                          ANNEX 1 - INSURANCE SUBSIDIARIES


                                                                                        Jurisdiction
                                                                                             of
Name                                                                                    Incorporation

Reliance Insurance Company                                                              Pennsylvania
 ..Diamond Insurance Services, Inc.                                                      Delaware
 ..Garnet Company                                                                        Delaware
 ..Reliance Reinsurance Company                                                          Delaware
 ..Sterling Administrative Services, Inc.                                                Pennsylvania
 ..Platinum Investors, Inc.                                                              Delaware
 ..Cananwill, Ltd.                                                                       Bermuda
 ..Reliance Insurance Company of California                                              California
 ..Reliance National Indemnity Company                                                   Wisconsin
 ..Regent International Insurance Company, Ltd.                                          Bermuda
 ..Reliance Insurance Company of Illinois                                                Illinois
 ..Reliance National Insurance Company of New York                                       New York
 ....Reliance Direct Insurance Company                                                   Pennsylvania
 ..Reliance Life Companies                                                               Pennsylvania
 ..Reliance Surety Company                                                               Delaware
 ..United Pacific Insurance Company                                                      Pennsylvania
 ....Uni-Pac Corporation                                                                 Washington
 ......100 Bellevue Parkway Partners, L.P.                                               Delaware
 ..RDG, Inc.                                                                             Delaware
 ..Marketing Management, Inc.                                                            Delaware
 ..United Pacific Insurance Company of New York                                          New York
 ..Reliance Custom Underwriting Facility, Inc.                                           Pennsylvania
 ..Reliance Surety Managers, Inc.                                                        Pennsylvania
 ..Reliance Reinsurance Corp.                                                            Pennsylvania
 ..Reliance Consumer Services, Inc.                                                      Texas
 ..Reliance Special Risk, Inc.                                                           Pennsylvania
 ....Reliance Specialty Programs, Inc.                                                   Pennsylvania
 ..Reliance Lloyds                                                                       Texas
 ..Reliance Insurance Companies Foundation                                               Pennsylvania
 ..Reliance National Risk Specialists, Inc.                                              Pennsylvania
 ..Reliance National Compania Argentina
       De Seguros S.A.                                                                  Argentina
 ..Reliance National Insurance Company                                                   Delaware
 ....Seguros Renamex                                                                     Mexico
 ....Reliance National Risk Services, Inc.                                               New York
 ....Blackmoor Group, Inc.                                                               New York
 ......Waverly Insurance Agency, Inc.                                                    New York
 ..Reliance National Asia Re Pte Ltd.                                                    Singapore
 ..Petroleum Interests, Inc.                                                             Delaware
 ..Reliance National (U.K.) Ltd.                                                         England
 ....Reliance National Insurance Company
      (Europe) Ltd.                                                                     England
 ..Reliance Servicios Y Comissiones                                                      Mexico
 ..Reliant Insurance Corp.                                                               Delaware
 ..Reliance National (Barbados) Insurance, Ltd.                                          Barbados
 ..Reliance Insurance Group Brokerage
    Division, Inc.                                                                      Pennsylvania
 ..Transnation Title Insurance Company                                                   Arizona
 ....Transnation Title Insurance Company of
       New York                                                                         New York
 ....Transnation Title & Escrow, Inc.                                                    Delaware
 ....Title Transfer Services, Inc.                                                       Colorado
 ....Xenia Property Company                                                              Pennsylvania


                                                                                        Jurisdiction
                                                                                             of
Name                                                                                    Incorporation
 ..Commonwealth Land Title Insurance Company                                             Pennsylvania
 ....Albuquerque Title Company, Inc.                                                     New Mexico
 ....CLT Appraisal Services, Inc.                                                        Pennsylvania
 ....CLTIC-RELO, Inc.                                                                    Delaware
 ......The Resource Alliance Group, Inc.                                                 Delaware
 ......The Resource Alliance Limited Partnership                                         New Jersey
 ....Commercial Settlements, Inc.                                                        Dist. of  Columbia
 ....Commonwealth Land Title Company                                                     California
 ....Commonwealth Land Title Company of Austin                                           Texas
 ....Commonwealth Land Title Company of Dallas                                           Texas
 ....Commonwealth Land Title Company of El Paso                                          Texas
 ....Commonwealth Land Title Company of Fort
      Worth                                                                             Texas
 ....Commonwealth Land Title Company of Houston                                          Texas
 ....Commonwealth Land Title Company of
      San Antonio                                                                       Texas
 ....Commonwealth Land Title Company of
      Washington                                                                        Washington
 ....Commonwealth Relocation Services, Inc.                                              Pennsylvania
 ....CRS Financial Services, Inc.                                                        Pennsylvania
 ....Day One, Inc.                                                                       Pennsylvania
 ....DelPenn Land Company                                                                Delaware
 ....District-Realty Title Insurance Corporation                                         Maryland
 ....Goliath, Inc.                                                                       Pennsylvania
 ......Goliath One, L.P.                                                                 Pennsylvania
 ......Goliath Two, L.P.                                                                 Pennsylvania
 ......Goliath Three, L.P.                                                               Pennsylvania
 ....Industrial Valley Title Insurance Company                                           Pennsylvania
 ......Commonwealth Land Title Insurance Company
          of New Jersey                                                                 New Jersey
 ....Osage Corporation                                                                   Pennsylvania
 ....Property Services, Inc.                                                             Pennsylvania
 ....Ranier Title Company                                                                Washington
 ....State Title Insurance Company                                                       Pennsylvania
 ....T & T Co. Holding Company                                                           Florida
 ......Title & Trust Company of Florida                                                  Florida
 ....The National l03l Exchange Corporation                                              California
 ....Title Insurance Company                                                             Alabama
 ..Onyx, Inc.                                                                            Delaware
 ....Reliance Development Figueroa, Inc.                                                 California
 ......Reliance Figueroa Associates Limited
         Partnership                                                                    California

 ..Reliance Development Company, Inc. of Tucson                                          Delaware

 ....Reliance Centro Limited Partnership                                                 Arizona
 ..Reliance Development Pueblo Parking, Inc.                                             Arizona
 ....Reliance Pueblo Limited Partnership                                                 Arizona


                                                                                        Jurisdiction
                                                                                             of
Name                                                                                    Incorporation
 ..Prometheus Funding Corp.                                                              Delaware
 ..RCG International, Inc.                                                               Delaware
 ....RCG-Moody International Limited                                                     England
 ......AOQC BV                                                                           England
 ......AOQC GmbH                                                                         Germany
 ......AOQC SRL                                                                          Italy
 ......Associated Office Quality Certification
          Ltd.                                                                          England
 ......BMIQA Limited                                                                     England
 ......ICSB B.V.                                                                         Holland
 ........ICSB G.m.b.H.                                                                   Germany
 ........ICSB Ltd.                                                                       Hong Kong
 ........ICSB Sarl                                                                       France
 ........International Container Survey
           Bureau (UK) Limited                                                          England
 ......Maghraby Moody International BV (MMI BV)                                          Netherlands
 ......Maghraby Moody International Limited                                              England
 ......MMI International Technical Inspection GmbH                                       Germany
 ......MMI Italia SRL                                                                    Italy
 ......Moody International, Inc.                                                         Delaware
 ........Moody International Ltd. (Japan)                                                Japan
 ........AOQC Incorporated                                                               Texas
 ......Moody-Tottrup Gulf Limited                                                        Channel Is.
 ......Moody International (Australia) Pty. Ltd.                                         Australia
 ......Moody International Scandinavia AB                                                Sweden
 ....Moody International (SA)(PTY) Limited
 ....RCG/Asbach, Inc.                                                                    Delaware
 ....RCG Information Technology, Inc.                                                    New Jersey
 ......RCG IT Corp.                                                                      Delaware
 ........Century Conversion Software, Inc.                                               Delaware
 ........Quintic Systems, Inc.                                                           Delaware
 ....Werner International, Inc.                                                          Delaware
 ......Werner Management Consultants, Inc.                                               New York

                                             ANNEX 2 - REAL ESTATE SUBSIDIARIES



                                                                                        Jurisdiction
                                                                                             of
Name                                                                                    Incorporation
Reliance Development Group, Inc.                                                        Delaware
 ..Continental Villages Company, Inc.                                                    Delaware
 ..Reliance Advisory Group, Inc.                                                         California
 ..Reliance Development Company, Inc. of Glendale                                        California
 ..Reliance Development Parking Company                                                  Arizona
 ..Reliance Oriental Warehouse, Inc.                                                     Delaware
 ....Reliance Oriental Warehouse Associates
       (A California Limited Partnership)                                               California
 ......Oriental Warehouse Associates
            (A California Limited Partnership)                                          California
 ..Reliance River Center Associates                                                      New York
 ..Relibro Corp.                                                                         New York